Quarterly Financial Data Supplement (Unaudited)
Second Quarter 2008

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SECOND QUARTER 2008 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:

Quarterly EPS

•	Net loss available to common shareholders of $16.8 million, or $0.23 per diluted share

•	Operating loss available to common shareholders of $16.1 million, or $0.22 per diluted share

•	Average diluted shares of 72.6 million, up 0.2% versus prior quarter; down 2.4% versus prior year

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $132.4 million

•	Operating revenues of $131.9 million, up $9.1 million
— Non-operating items: $1.9 million net gain on securities

•	Tax-equivalent net interest income of $101.5 million, up $7.4 million

— Net interest margin of 3.24%, up 17 basis points from 3.07%

— Average earning assets of $12.6 billion, up $258.1 million

•	Operating noninterest income of $30.3 million, up $1.7 million from prior quarter; $394,000 from prior year

Average Balance Sheet Growth

•	Average loans, up $223.1 million or 2.2% linked-quarter

•	Average securities, up $23.5 million since prior quarter; down $506.9 million since 2Q07

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $199.9 or 2.4% linked-quarter

•	Average wholesale borrowings, including brokered deposits and excluding customer sweep accounts, up $302.1 or 7.8% linked-quarter

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $87.6 million

— Non-operating items: $2.3 million employment contract buyouts and severance, $731,000 branch acquisition and conversion costs, and $83,000 gain on early extinguishment of debt

•	Operating noninterest expenses of $84.7 million, up $4.6 million from prior quarter; $5.3 million from prior year

— Loan collection and monitoring up $1.2 million from prior quarter; $1.7 million from prior year

— FDIC insurance premiums (included in regulatory assessments) up $297,000 from prior quarter; $1.9 million from prior year

•	Operating noninterest expenses 2.46% of average assets (annualized), an increase from 2.33% prior quarter

Credit Quality

•	Nonperforming assets of $241.9 million or 2.30% of loans held for investment and foreclosed property

•	Nonperforming loans decreased slightly to $220.2 million from $223.8 million at March 31, 2008; sale of approximately $40 million of problem loans moderated nonperforming loan levels

•	Net loan charge-offs of $47.0 million, or 1.81% annualized as a % of average loans held for investment

•	Provision for credit losses exceeded net loan charge-offs by $16.8 million and increased allowance

•	Allowance for credit losses of $193.8 million or 1.85% of loans held for investment, an increase from 1.72% prior quarter

•	Allowance coverage of nonperforming loans improved to 0.87 times from 0.78 times at March 31, 2008

Capital

•	Tangible equity to tangible asset ratio of 7.94%, up from 6.72% at March 31, 2008

•	Common tangible equity per common share of $11.28, down from $12.26 at March 31, 2008

•	After-tax unrealized loss on available for sale securities increased $32.4 million from prior quarter

•	Tier 1 capital ratio of 11.05%, up from 9.33% at March 31, 2008; capital ratios exceed all “well capitalized” regulatory requirements

•	Issued $250.0 million of preferred stock during the quarter; declared first quarterly dividend on the preferred shares, which totaled $5.8 million

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Interest Income
Interest and fees on loans	$158,016	$171,228	$190,846	$195,393	$191,961
Interest and dividends on securities:
Taxable	20,591	20,392	22,431	25,390	26,879
Exempt from federal income taxes	2,479	2,693	2,809	2,856	2,888

Total interest and dividends on securities	23,070	23,085	25,240	28,246	29,767
Interest on short-term investments	106	72	64	100	97

Total interest income	181,192	194,385	216,150	223,739	221,825

Interest Expense
Interest on deposits	63,180	77,106	93,253	94,497	92,066
Interest on borrowed funds	17,807	24,573	27,949	32,468	33,238

Total interest expense	80,987	101,679	121,202	126,965	125,304

Net Interest Income	100,205	92,706	94,948	96,774	96,521
Provision for Credit Losses	63,763	73,292	31,926	10,504	17,125

Net interest income after provision for credit losses	36,442	19,414	63,022	86,270	79,396
Noninterest Income	32,190	30,916	28,741	29,917	27,683
Noninterest Expenses	87,620	268,179	80,481	78,739	80,151

Income (loss) before income taxes	(18,988)	(217,849)	11,282	37,448	26,928
Income tax expense (benefit)	(8,056)	(16,557)	2,293	11,609	8,998

Net Income (Loss)	(10,932)	(201,292)	8,989	25,839	17,930
Preferred stock dividends (1)	5,833	—	—	—	—

Net Income (Loss) Available to Common Shareholders	$(16,765)	$(201,292)	$8,989	$25,839	$17,930

Average common shares outstanding, basic	72,611,024	72,449,437	72,571,612	73,146,211	74,050,115
Average common shares outstanding, diluted (2)	72,611,024	72,449,437	72,875,062	73,605,752	74,397,091
Earnings (loss) per common share, basic	$(0.23)	$(2.78)	$0.12	$0.35	$0.24
Earnings (loss) per common share, diluted	(0.23)	(2.78)	0.12	0.35	0.24
Cash dividends declared per common share	0.01	0.19	0.19	0.18	0.18

(1)	This amount, which is based on a rate per annum of 10%, is prorated over the initial dividend period from the May 8, 2008 issuance date through July 31, 2008 using 30-day months.

(2)	For the three months ended June 30, 2008, average diluted shares exclude preferred stock and outstanding equity awards since their effect would be antidilutive.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Noninterest Income
Service charges on deposit accounts	$10,986	$10,429	$11,470	$11,213	$11,223
Debit card income, net	2,056	1,876	1,938	1,838	1,839
Customer service fee income	1,358	1,331	1,422	1,533	1,402

Total customer fee income	14,400	13,636	14,830	14,584	14,464

Retail investment services, net	2,120	1,546	2,103	2,064	2,021
Insurance income	2,388	3,060	2,906	2,839	2,987
Trust and investment management income	1,857	1,666	1,625	1,642	1,734
Benefits administration fees	734	756	881	889	749

Total wealth management income	7,099	7,028	7,515	7,434	7,491

Mortgage banking income	1,858	1,485	1,273	834	1,877
Bank-owned life insurance	2,910	3,147	3,065	2,974	4,454
Merchant processing income, net	809	857	829	928	771
Gain (loss) on certain derivative activities	236	12	5	198	(1,497)
Other	3,002	2,451	2,512	2,678	2,360

Operating noninterest income (noninterest income, excluding non-operating items)	30,314	28,616	30,029	29,630	29,920

Gain (loss) on securities	1,876	396	(1,288)	287	(2,237)
Gain on Visa IPO share redemption	—	1,904	—	—	—

Non-operating noninterest (loss) income	1,876	2,300	(1,288)	287	(2,237)

Total noninterest income	$32,190	$30,916	$28,741	$29,917	$27,683

Noninterest Expenses
Salaries and wages	$36,136	$34,853	$33,220	$34,535	$34,258
Employee benefits	9,113	9,298	9,232	8,862	9,245
Occupancy	8,972	8,623	8,783	8,723	8,545
Furniture and equipment	6,733	6,383	6,590	6,543	6,486
Professional services	3,579	3,527	3,767	4,278	4,914
Advertising and business development	2,731	2,471	2,054	1,443	1,973
Telecommunications	1,476	1,423	1,453	1,404	1,418
Amortization of intangibles	1,589	1,658	1,853	1,907	2,136
Regulatory assessments	2,374	2,077	1,464	300	436
Loan collection and monitoring	2,167	970	1,313	710	460
Other	9,803	8,781	9,372	8,735	9,503

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	84,673	80,064	79,101	77,440	79,374

Goodwill impairment	—	188,431	—	—	—
Employment contract buyouts and severance	2,299	—	—	—	546
Branch acquisition and conversion costs	731	—	—	—	—
Gain (loss) on early extinguishment of debt	(83)	547	499	1,299	231
Visa-related litigation	—	(863)	881	—	—

Non-operating noninterest expenses	2,947	188,115	1,380	1,299	777

Total noninterest expenses	$87,620	$268,179	$80,481	$78,739	$80,151

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Assets
Cash and due from banks	$224,991	$223,185	$290,974	$221,529	$267,005
Interest-bearing bank balances	55,713	10,035	5,551	520	263
Federal funds sold and securities purchased to resell	50,000	—	—	—	—
Securities
Available for sale	1,987,232	2,069,898	1,986,212	2,323,241	2,433,341
Held to maturity	26,677	31,468	39,691	41,174	41,892

Total securities	2,013,909	2,101,366	2,025,903	2,364,415	2,475,233

Loans held for sale	21,871	16,119	17,867	19,572	35,718
Loans held for investment	10,475,731	10,275,653	10,213,420	10,173,237	10,029,228
Less: Allowance for loan losses	(191,727)	(174,420)	(126,427)	(118,861)	(125,545)

Net loans held for investment	10,284,004	10,101,233	10,086,993	10,054,376	9,903,683

Premises and equipment, net	265,853	243,628	233,852	226,784	224,951
Accrued interest receivable	56,118	56,764	70,464	73,383	75,851
Goodwill	463,300	462,572	651,003	650,637	650,544
Other intangible assets, net	24,586	25,521	27,179	29,032	30,939
Other assets	516,525	491,297	467,798	459,973	475,488

	$13,976,870	$13,731,720	$13,877,584	$14,100,221	$14,139,675

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,107,115	$1,108,623	$1,127,657	$1,164,312	$1,244,834
Interest-bearing customer deposits	6,388,904	6,466,940	6,402,503	6,353,852	6,547,479
Interest-bearing brokered deposits	2,390,350	1,875,969	2,258,408	1,983,505	2,293,493

Total deposits	9,886,369	9,451,532	9,788,568	9,501,669	10,085,806
Short-term borrowings	1,581,601	1,917,450	1,637,550	2,070,581	1,432,650
Long-term debt	772,957	799,217	698,340	732,203	857,248
Accrued interest payable	55,880	58,705	69,288	73,418	77,751
Other liabilities	120,861	126,495	133,530	174,098	168,033

Total liabilities	12,417,668	12,353,399	12,327,276	12,551,969	12,621,488

Shareholders’ equity
Preferred stock	250,000	—	—	—	—
Common stock	72,796	72,630	72,455	72,971	73,699
Surplus	1,101,524	1,110,356	1,107,601	1,116,361	1,129,499
Retained earnings	152,567	170,186	386,061	391,019	378,399
Guarantee of employee stock ownership plan debt	—	—	—	—	(39)
Accumulated other comprehensive income (loss), net of income tax	(17,685)	25,149	(15,809)	(32,099)	(63,371)

Total shareholders’ equity	1,559,202	1,378,321	1,550,308	1,548,252	1,518,187

	$13,976,870	$13,731,720	$13,877,584	$14,100,221	$14,139,675

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$27,703	$28,798	$27,592	$168,614	$167,195
U.S. Government agencies	335,593	337,775	503,571	659,681	650,581
Agency mortgage-backed securities	1,276,145	1,343,108	1,088,427	1,119,547	1,158,498
Private label mortgage-backed securities	15,544	16,209	—	—	—
State and municipal	270,521	279,788	302,586	303,388	308,070
Other investments (1)	61,726	64,220	64,036	72,011	148,997

Total available for sale securities	1,987,232	2,069,898	1,986,212	2,323,241	2,433,341

Held to maturity (at amortized cost)	26,677	31,468	39,691	41,174	41,892

Total securities	$2,013,909	$2,101,366	$2,025,903	$2,364,415	$2,475,233

Total securities as a percentage of total assets	14.4%	15.3%	14.6%	16.8%	17.5%

	June 30, 2008

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$27,074	1.4%	3.9	3.96%
U.S. Government agencies	338,877	17.0	2.5	4.62
Mortgage-backed securities:
Collateralized mortgage obligations	850,146	42.6	5.5	4.56
Adjustable rate mortgages	189,988	9.5	2.5	4.75
Pass-through	302,609	15.1	3.7	4.66
State and municipal	270,168	13.5	2.9	4.97
Corporate bonds	18,211	0.9	2.0	5.68

Total available for sale debt securities	$1,997,073	100.0%	4.0	4.66%

Fixed interest rate:
Mortgage-backed securities	$1,145,508	57.3%	5.1	4.58%
Other	654,330	32.8	2.7	4.77
Variable interest rate:
Mortgage-backed securities	197,235	9.9	2.5	4.76

Total available for sale debt securities	$1,997,073	100.0%	4.0	4.66%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(8.8)%	5.0
Up 1.00%	(4.3)	4.7
Flat	—	4.0
Down 1.00%	3.6	3.0
Down 2.00%(2)	6.0	1.4

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.50%.

(1)

Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $17.4 million.

(2)	Due to the current low interest rate environment, certain modifications were made to the Down 2.00% shock scenario.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	June 30, 2008		December 31, 2007

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$27,703	1.4%	$27,592	1.4%
U.S. Government agencies	335,593	16.7	503,571	24.9
Agency mortgage-backed securities (MBS) (1)	1,276,145	63.3	1,088,427	53.7
Federal Home Loan Bank Stock	38,614	1.9	35,333	1.7

Total government and agency	1,678,055	83.3	1,654,923	81.7

State and municipal (2)(3)(4)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	195,662	9.7	214,675	10.6
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	82,290	4.1	102,187	5.1
Underlying issuer or collateral rated BBB	7,338	0.4	12,930	0.6
Non-rated	11,808	0.6	12,245	0.6

Total state and municipal	297,098	14.8	342,037	16.9

Corporate bonds
AA or A-rated	13,243	0.7	17,068	0.8
BBB-rated	4,968	0.2	3,312	0.2

Total corporate bonds	18,211	0.9	20,380	1.0

Private label mortgage-backed securities (1)
AAA-rated	15,544	0.8	—	—

Total private label mortgage-backed securities	15,544	0.8	—	—

Community bank stocks and other	5,001	0.2	8,563	0.4

Total securities	$2,013,909	100.0%	$2,025,903	100.0%

Percent of total securities:
Rated A or higher		98.6%		98.2%
Investment grade		99.2%		99.0%

(1)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.

(2)	At June 30, 2008 and December 31, 2007, state and municipal securities include $26.6 million and $39.5 million, respectively, of securities held to maturity at amortized cost.

(3)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At June 30, 2008, $36.5 million of municipal bonds are guaranteed by bond insurers. At December 31, 2007, $43.5 million of municipal bonds are guaranteed by bond insurers.

(4)

At June 30, 2008, the breakdown by current bond rating is as follows: $195.7 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $9.4 million AAA-rated, $85.5 million AA or A-rated, $860,000 BBB-rated, and $5.6 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Commercial Loans
Commercial and industrial	$2,891,007	$2,788,980	$2,742,863	$2,693,973	$2,569,628
Owner - occupied real estate	1,183,618	1,107,069	1,070,376	1,042,131	961,806
Commercial real estate	4,162,248	4,156,522	4,158,384	4,178,653	4,258,837

	8,236,873	8,052,571	7,971,623	7,914,757	7,790,271

Consumer Loans
Indirect - sales finance	728,433	710,806	699,014	707,819	684,053
Consumer lot loans	266,242	291,378	311,386	334,971	350,539
Direct retail(1)	99,951	101,278	107,827	109,883	108,876
Home equity(1)	781,120	754,344	754,158	746,253	742,430

	1,875,746	1,857,806	1,872,385	1,898,926	1,885,898

Mortgage Loans(1)	363,112	365,276	369,412	359,554	353,059

Total loans held for investment	$10,475,731	$10,275,653	$10,213,420	$10,173,237	$10,029,228

Percentage of Loans Held for Investment
Commercial and industrial	27.6%	27.1%	26.9%	26.5%	25.6%
Owner - occupied real estate	11.3	10.8	10.5	10.2	9.6
Commercial real estate	39.7	40.5	40.7	41.1	42.5
Consumer	17.9	18.1	18.3	18.7	18.8
Mortgage	3.5	3.5	3.6	3.5	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Non organic change in loans held for investment related to:
Branch acquisition	$6,399	$—	$—	$—	$—

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	7.8%	2.5%	1.6%	5.7%	5.3%
Growth year-to-date, annualized	5.2	2.5	5.3	6.5	6.8

Growth in Loans Held for Investment, Excluding Changes from Acquisitions (2)
Organic growth vs. prior quarter, annualized	7.6%	2.5%	1.6%	5.7%	5.3%
Organic growth year-to-date, annualized	5.0	2.5	5.3	6.5	6.8

(1)

In second quarter 2008, TSFG reclassified certain loan balances from mortgage loans to direct retail and home equity loans. Amounts presented for prior periods have been reclassified to conform to the current presentation.

(2)	At March 31, 2007 and December 31, 2006, loans held for investment totaled $9,898,134 and $9,701,867, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	6/30/08		3/31/08		12/31/07		9/30/07		6/30/07

Credit Quality
Loans held for investment	$10,475,731		$10,275,653		$10,213,420		$10,173,237		$10,029,228
Allowance for loan losses	191,727		174,420		126,427		118,861		125,545
Allowance for credit losses	193,825		177,016		128,695		120,424		126,721
Nonperforming loans (1)	220,151		223,790		81,631		53,257		41,527
Foreclosed property (other real estate owned and personal property repossessions)	21,780		8,227		8,276		5,658		4,028

Nonperforming assets	$241,931		$232,017		$89,907		$58,915		$45,555

Nonperforming loans as a % of loans held for investment	2.10%		2.18%		0.80%		0.52%		0.41%
Nonperforming assets as a % of loans held for investment and foreclosed property	2.30		2.26		0.88		0.58		0.45
Allowance for loan losses as a % of loans held for investment	1.83		1.70		1.24		1.17		1.25
Allowance for credit losses as a % of loans held for investment	1.85		1.72		1.26		1.18		1.26
Allowance for loan losses to nonperforming loans	0.87	x	0.78	x	1.55	x	2.23	x	3.02	x
Impaired loans (1)	$195,774		$206,621		$68,102		$38,060		$33,596
Specific allowance for impaired loans	39,238		32,070		11,340		11,010		9,414
Loans past due 90 days or more (mortgage and consumer with interest accruing)	8,779		9,588		5,349		2,629		2,503
Net loan charge-offs	46,954		24,971		23,655		16,801		5,226
Average loans held for investment	10,435,248		10,221,424		10,164,807		10,042,419		9,947,636
Net loan charge-offs as a % of average loans held for investment (annualized)	1.81%		0.98%		0.92%		0.66%		0.21%

Allowance for Loan Losses
Balance at beginning of period	$174,420		$126,427		$118,861		$125,545		$113,736
Provision for loan losses	64,261		72,964		31,221		10,117		17,035
Loans charged-off	(48,523)		(27,583)		(25,249)		(17,926)		(7,622)
Recoveries of loans previously charged-off	1,569		2,612		1,594		1,125		2,396

Balance at end of period	$191,727		$174,420		$126,427		$118,861		$125,545

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$2,596		$2,268		$1,563		$1,176		$1,086
Provision for unfunded lending commitments	(498)		328		705		387		90

Balance at end of period	$2,098		$2,596		$2,268		$1,563		$1,176

Allowance for Credit Losses
Balance at beginning of period	$177,016		$128,695		$120,424		$126,721		$114,822
Provision for credit losses	63,763		73,292		31,926		10,504		17,125
Loans charged-off	(48,523)		(27,583)		(25,249)		(17,926)		(7,622)
Recoveries of loans previously charged-off	1,569		2,612		1,594		1,125		2,396

Balance at end of period	$193,825		$177,016		$128,695		$120,424		$126,721

(1)

At June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, these credit quality indicators (nonperforming loans and impaired loans) included $1.6 million, $1.6 million, $1.7 million, $1.9 million, and $1.9 million, respectively, in restructured loans.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	6/30/08 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$416	$277	$448	$195	$352	$150	$199	$2,037	20%
Residential A&D	109	79	174	78	88	5	88	621	6
Commercial A&D	47	26	45	26	12	13	47	216	2
Commercial construction	147	48	37	43	42	15	27	359	3
Residential construction	54	39	66	33	42	12	16	262	3
Residential condo	24	109	10	11	6	22	41	223	2
Undeveloped land	38	47	72	79	76	49	83	444	4

Total CRE Loans	$835	$625	$852	$465	$618	$266	$501	$4,162	40%

% of Total Loans HFI	8%	6%	8%	4%	6%	3%	5%	40%

	6/30/08 CRE Nonaccrual Loans (“NAL”) by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (2)

CRE Nonaccrual Loans by Product Type:
Completed income property	$1.2	$0.3	$5.7	$9.0	$0.7	$—	$0.1	$17.0	8%
Residential A&D	1.4	5.5	12.1	24.0	5.0	0.3	14.4	62.7	28
Commercial A&D	—	—	0.6	0.9	—	—	—	1.5	1
Commercial construction	—	—	—	—	—	1.8	—	1.8	1
Residential construction	1.5	2.6	7.1	3.1	2.9	—	—	17.2	8
Residential condo	—	3.4	—	2.2	—	9.7	14.7	30.0	13
Undeveloped land	0.2	—	1.5	0.6	4.5	12.0	2.6	21.4	10

Total CRE Nonaccrual Loans	$4.3	$11.8	$27.0	$39.8	$13.1	$23.8	$31.8	$151.6	69%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (2)	2%	5%	12%	18%	6%	11%	15%	69%

	Three Months Ended 6/30/08 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$0.5	$0.2	$1.2	$0.2	$—	$—	$0.5	$2.6	6%
Residential A&D	0.2	—	0.1	1.5	4.8	—	0.2	6.8	14
Commercial A&D	—	—	—	—	—	—	7.4	7.4	16
Commercial construction	—	—	—	—	—	1.3	—	1.3	3
Residential construction	0.4	—	0.6	—	2.3	—	—	3.3	7
Residential condo	—	—	(0.1)	—	0.2	—	7.5	7.6	16
Undeveloped land	0.2	—	—	(0.2)	1.8	2.2	0.6	4.6	10

Total CRE Net Charge-offs	$1.3	$0.2	$1.8	$1.5	$9.1	$3.5	$16.2	$33.6	72%

CRE Net Charge-offs as % of Total Net Charge-offs	3%	0%	4%	3%	19%	8%	35%	72%

(1)

During first quarter 2008, TSFG reclassified certain loan balances in our commercial real estate categories into Residential Condo. Additionally, we shifted certain existing loan balances into our Undeveloped Land category and refined coding definitions for all products. Accordingly, amounts presented for periods prior to March 31, 2008 are not comparable to the current presentation.

(2)	Calculated as a percent of nonaccrual loans, which totaled $218.7 million at June 30, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Noninterest-bearing	$1,107,115	$1,108,623	$1,127,657	$1,164,312	$1,244,834
Interest-bearing checking	1,127,497	1,162,374	1,117,850	1,100,428	1,177,609
Money market accounts	2,162,599	2,182,709	2,188,261	2,184,822	2,245,466
Savings accounts	150,696	155,337	158,092	169,091	177,289
Time deposits under $100,000	1,468,372	1,408,593	1,442,030	1,384,094	1,363,462
Time deposits of $100,000 or more	1,479,740	1,557,927	1,496,270	1,515,417	1,583,653

Customer deposits (1)	7,496,019	7,575,563	7,530,160	7,518,164	7,792,313
Brokered deposits	2,390,350	1,875,969	2,258,408	1,983,505	2,293,493

Total deposits	9,886,369	9,451,532	9,788,568	9,501,669	10,085,806
Less: Brokered deposits	(2,390,350)	(1,875,969)	(2,258,408)	(1,983,505)	(2,293,493)
Add: Customer sweep accounts	536,642	631,214	648,311	599,021	556,622

Customer funding (2)	$8,032,661	$8,206,777	$8,178,471	$8,117,185	$8,348,935

Percentage of Deposits
Noninterest-bearing	11.2%	11.7%	11.5%	12.2%	12.3%
Interest-bearing checking	11.4	12.3	11.4	11.6	11.7
Money market accounts	21.9	23.1	22.4	23.0	22.3
Savings accounts	1.5	1.6	1.6	1.8	1.8
Time deposits under $100,000	14.8	14.9	14.7	14.6	13.5
Time deposits of $100,000 or more	15.0	16.5	15.3	15.9	15.7

Customer deposits (1)	75.8	80.1	76.9	79.1	77.3
Brokered deposits	24.2	19.9	23.1	20.9	22.7

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(0.5)%	(6.8)%	(12.5)%	(25.7)%	(13.1)%
Total deposits	18.5	(13.8)	12.0	(23.0)	5.4
Customer funding (2)	(8.5)	1.4	3.0	(11.0)	(5.0)

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(3.7)%	(6.8)%	(12.0)%	(12.2)%	(5.7)%
Total deposits	2.0	(13.8)	2.9	(0.2)	12.1
Customer funding (2)	(3.6)	1.4	(2.6)	(4.4)	(1.0)

Non organic change related to branch acquisition
Noninterest-bearing	$3,901	$—	$—	$—	$—
Total deposits	24,477	—	—	—	—
Customer funding	24,477	—	—	—	—

Organic Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(2.0)%	(6.8)%	(12.5)%	(25.7)%	(13.1)%
Total deposits	17.5	(13.8)	12.0	(23.0)	5.4
Customer funding (2)	(9.7)	1.4	3.0	(11.0)	(5.0)

Organic Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(4.4)%	(6.8)%	(12.0)%	(12.2)%	(5.7)%
Total deposits	1.5	(13.8)	2.9	(0.2)	12.1
Customer funding (2)	(4.2)	1.4	(2.6)	(4.4)	(1.0)

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweep accounts.

(3)	At March 31, 2007, noninterest-bearing totaled $1,286,800, total deposits totaled $9,951,208, and customer funding totaled $8,453,417.

(4)	At December 31, 2006, noninterest-bearing totaled $1,280,908, total deposits totaled $9,516,740, and customer funding totaled $8,392,597.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$169,074	$541,022	$206,216	$595,272	$654,299
Customer sweep accounts	536,642	631,214	648,311	599,021	556,622
Term auction facility	500,000	200,000	—	—	—
FHLB advances	—	—	—	175,000	75,000
Commercial paper	25,155	29,582	30,828	32,601	32,687
Treasury, tax and loan note	350,730	515,632	752,195	668,687	114,042

Total short-term borrowings	1,581,601	1,917,450	1,637,550	2,070,581	1,432,650
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	200,000
FHLB advances	297,873	324,080	223,087	223,093	328,100
Subordinated notes	216,704	216,704	216,704	242,478	262,067
Mandatorily redeemable preferred stock of subsidiary	56,800	56,800	56,800	64,800	64,800
Note payable	791	775	786	797	808
Employee stock ownership plan note payable	—	—	—	—	50
Purchase accounting premiums, net of amortization	789	858	963	1,035	1,423

Total long-term borrowings	772,957	799,217	698,340	732,203	857,248

Total borrowings	2,354,558	2,716,667	2,335,890	2,802,784	2,289,898
Less: Customer sweep accounts	(536,642)	(631,214)	(648,311)	(599,021)	(556,622)
Add: Brokered deposits	2,390,350	1,875,969	2,258,408	1,983,505	2,293,493

Total wholesale borrowings	$4,208,266	$3,961,422	$3,945,987	$4,187,268	$4,026,769

Wholesale borrowings as a percentage of total assets	30.1%	28.8%	28.4%	29.7%	28.5%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07

Regulatory Capital
Tier 1 capital	$1,311,908	$1,089,115	$1,114,915	$1,152,663	$1,171,055
Tier 2 capital	183,371	180,711	163,095	161,224	167,521

Total risk-based capital	1,495,279	1,269,826	1,278,010	1,313,887	1,338,576

Total risk-weighted assets	11,872,790	11,674,210	11,743,799	11,650,676	11,575,533

Tangible Equity
Preferred stock	$250,000	$—	$—	$—	$—
Common equity	1,309,202	1,378,321	1,550,308	1,548,252	1,518,187

Shareholders’ equity	1,559,202	1,378,321	1,550,308	1,548,252	1,518,187
Intangible assets	(487,886)	(488,093)	(678,182)	(679,669)	(681,483)

Tangible equity	1,071,316	890,228	872,126	868,583	836,704

Capital Ratios
Tier 1 risk-based capital	11.05%	9.33%	9.49%	9.89%	10.12%
Total risk-based capital	12.59	10.88	10.88	11.28	11.56
Leverage ratio	9.81	8.16	8.42	8.64	8.73
Tangible equity to tangible assets ratio	7.94	6.72	6.61	6.47	6.22
Impact of unrealized (gain) loss	0.24	0.02	0.21	0.27	0.41

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	8.18	6.74	6.82	6.74	6.63

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(54,391)	$(3,042)	$(48,841)	$(61,462)	$(94,586)
Net of income tax (included in equity)	(34,287)	(1,912)	(30,765)	(38,717)	(59,565)

Per Share Data
Preferred shares outstanding	250,000	—	—	—	—
Common shares outstanding	72,795,797	72,629,724	72,455,205	72,971,394	73,698,807
Conversion of preferred stock into common (1)	38,461,538	—	—	—	—

Common shares outstanding, assuming conversion	111,257,335	72,629,724	72,455,205	72,971,394	73,698,807

Common book value per common share	$17.98	$18.98	$21.40	$21.22	$20.60
Common tangible book value per common share	11.28	12.26	12.04	11.90	11.35
Book value per common share, assuming conversion (1)	14.01	18.98	21.40	21.22	20.60
Tangible book value per common share, assuming conversion (1)	9.63	12.26	12.04	11.90	11.35

Market Rates for U.S. Treasury Notes
Three year	2.91%	1.79%	3.07%	4.03%	4.89%
Five year	3.34	2.46	3.45	4.23	4.92

(1)	Using a $6.50 conversion price.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/08			3/31/08			12/31/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,193,599	$114,935	5.64%	$7,983,464	$128,741	6.49%	$7,919,926	$149,001	7.46%
Consumer loans	1,530,817	23,272	6.11	1,548,384	25,985	6.75	1,563,625	28,657	7.27
Indirect loans	734,155	13,152	7.21	703,670	12,680	7.25	702,721	12,565	7.09
Risk management derivatives tied to loans	—	6,657		—	3,822		—	623

Total loans (1)	10,458,571	158,016	6.08	10,235,518	171,228	6.73	10,186,272	190,846	7.43
Investment securities (taxable) (2)	1,799,907	20,591	4.58	1,749,423	20,392	4.66	1,885,631	22,431	4.76
Investment securities (nontaxable) (3)	299,350	3,814	5.10	326,318	4,143	5.08	344,996	4,321	5.01

Total investment securities	2,099,257	24,405	4.65	2,075,741	24,535	4.73	2,230,627	26,752	4.80
Federal funds sold, interest-bearing bank balances, and other temp investments	20,256	106	2.10	8,716	72	3.32	4,833	64	5.25

Total earning assets	12,578,084	182,527	5.83	12,319,975	195,835	6.39	12,421,732	217,662	6.96

Non-earning assets	1,290,065			1,524,930			1,495,654

Total assets	$13,868,149			$13,844,905			$13,917,386

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,120,716	$2,683	0.96	$1,155,418	$4,653	1.62	$1,078,194	$4,606	1.69
Savings	152,023	304	0.80	156,848	427	1.09	164,365	617	1.49
Money market	2,104,322	11,822	2.26	2,193,504	16,633	3.05	2,195,506	20,883	3.77
Time deposits, excluding brokered deposits	2,997,131	29,172	3.91	2,953,364	33,651	4.58	2,891,656	35,717	4.90
Brokered deposits	2,081,224	19,199	3.71	1,934,922	21,742	4.52	2,426,483	31,430	5.14

Total interest-bearing deposits	8,455,416	63,180	3.01	8,394,056	77,106	3.69	8,756,204	93,253	4.23
Customer sweep accounts	573,957	2,621	1.84	684,752	5,472	3.21	590,682	5,977	4.01
Other borrowings (4)	2,078,730	15,186	2.94	1,922,959	19,101	4.00	1,645,122	21,972	5.30

Total interest-bearing liabilities	11,108,103	80,987	2.93	11,001,767	101,679	3.72	10,992,008	121,202	4.37

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,079,390			1,083,505			1,149,816
Other noninterest liabilities	185,275			194,655			218,796

Total liabilities	12,372,768			12,279,927			12,360,620
Shareholders’ equity	1,495,381			1,564,978			1,556,766

Total liabilities and shareholders’ equity	$13,868,149			$13,844,905			$13,917,386

Net interest margin (tax-equivalent)		$101,540	3.24%		$94,156	3.07%		$96,460	3.09%
Less: tax-equivalent adjustment (3)		1,335			1,450			1,512

Net interest income		$100,205			$92,706			$94,948

Supplemental data:
Customer funding (5)	$8,027,539	$46,602	2.33%	$8,227,391	$60,836	2.97%	$8,070,219	$67,800	3.33%
Wholesale borrowings (6)	4,159,954	34,385	3.32	3,857,881	40,843	4.26	4,071,605	53,402	5.20

Total funding (7)	$12,187,493	$80,987	2.67%	$12,085,272	$101,679	3.38%	$12,141,824	$121,202	3.96%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)

During the three months ended June 30, 2008, March 31, 2008, and December 31, 2007, TSFG capitalized $332,000, $329,000, and $317,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/07			6/30/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,799,177	$154,655	7.87%	$7,724,530	$152,338	7.91%
Consumer loans	1,570,591	29,432	7.43	1,584,646	29,382	7.44
Indirect loans	695,686	12,188	6.95	674,961	11,271	6.70
Risk management derivatives tied to loans	—	(882)		—	(1,030)

Total loans (1)	10,065,454	195,393	7.70	9,984,137	191,961	7.71
Investment securities (taxable) (2)	2,121,044	25,390	4.79	2,247,092	26,879	4.79
Investment securities (nontaxable) (3)	351,584	4,394	5.00	359,043	4,443	4.95

Total investment securities	2,472,628	29,784	4.82	2,606,135	31,322	4.81
Federal funds sold, interest-bearing bank balances, and other temp investments	6,574	100	6.03	6,376	97	6.10

Total earning assets	12,544,656	225,277	7.13	12,596,648	223,380	7.11

Non-earning assets	1,477,862			1,496,431

Total assets	$14,022,518			$14,093,079

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,122,793	$5,571	1.97	$1,176,182	$6,029	2.06
Savings	172,110	697	1.61	181,166	736	1.63
Money market	2,236,493	22,390	3.97	2,294,181	22,528	3.94
Time deposits, excluding brokered deposits	2,905,426	36,594	5.00	2,910,284	36,407	5.02
Brokered deposits	2,208,381	29,245	5.25	2,042,664	26,366	5.18

Total interest-bearing deposits	8,645,203	94,497	4.34	8,604,477	92,066	4.29
Customer sweep accounts	559,906	6,237	4.42	496,030	5,528	4.47
Other borrowings (4)	1,858,800	26,231	5.60	1,989,109	27,710	5.59

Total interest-bearing liabilities	11,063,909	126,965	4.55	11,089,616	125,304	4.53

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,198,350			1,225,075
Other noninterest liabilities	240,771			231,996

Total liabilities	12,503,030			12,546,687
Shareholders’ equity	1,519,488			1,546,392

Total liabilities and shareholders’ equity	$14,022,518			$14,093,079

Net interest margin (tax-equivalent)		$98,312	3.12%		$98,076	3.12%
Less: tax-equivalent adjustment (3)		1,538			1,555

Net interest income		$96,774			$96,521

Supplemental data:
Customer funding (5)	$8,195,078	$71,489	3.46%	$8,282,918	$71,228	3.45%
Wholesale borrowings (6)	4,067,181	55,476	5.41	4,031,773	54,076	5.38

Total funding (7)	$12,262,259	$126,965	4.11%	$12,314,691	$125,304	4.08%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	During the three months ended September 30, 2007, TSFG capitalized $188,000 of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/08		3/31/08

		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(10,932)		$(201,292)
Preferred stock dividends	(5,833)		—

Net Loss Available to Common Shareholders	$(16,765)	$(0.23)	$(201,292)	$(2.78)

Net Loss, as Reported (GAAP)	$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(8,056)		(16,557)

Loss Before Income taxes	(18,988)		(217,849)
Non-Operating Items
Gain on securities	(1,876)		(396)
Gain on Visa IPO share redemption	—		(1,904)
Goodwill impairment	—		188,431
Employment contract buyouts and severance	2,299		—
Branch acquisition and conversion costs	731		—
(Gain) loss on early extinguishment of debt	(83)		547
Visa-related litigation	—		(863)

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(17,917)		(32,034)
Add: Provision for credit losses	63,763		73,292

Pre-Tax, Pre-Provision Operating Earnings (Income before taxes and provision, excluding non-operating items)	45,846		41,258
Less: Provision for credit losses	(63,763)		(73,292)
Related income taxes	(7,655)		(17,538)

Operating Loss (Net Loss, Excluding Non-Operating Items)	(10,262)		(14,496)
Preferred stock dividends	(5,833)		—

Operating Loss Available to Common Shareholders (Net Loss Available to Common Shareholders, Excluding Non-Operating Items)	(16,095)	(0.22)	(14,496)	(0.20)
Amortization of intangibles	1,589		1,658
Related income taxes	(596)		(622)

Cash Operating Loss Available to Common Shareholders (Net Loss Available to Common Shareholders, Excluding Non-Operating Items and Amortization of Intangibles)	$(15,102)	$(0.21)	$(13,460)	$(0.19)

Average Common Shares Outstanding, Diluted	72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,868,149		$13,844,905
Intangible assets	(487,440)		(675,250)

Tangible assets	13,380,709		13,169,655

Preferred stock	137,783		—
Common equity	1,357,598		1,564,978

Shareholders’ equity	1,495,381		1,564,978
Intangible assets	(487,440)		(675,250)

Tangible equity	1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(0.32)%		(5.85)%

Return on Average Equity (1)
GAAP loss	(2.94)		(51.73)

Return on Average Common Equity (2)
GAAP loss available to common shareholders	(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.

(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$8,989	$0.12	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
(Gain) loss on securities	1,288		(287)		2,237		1,385
Employment contract buyouts and severance	—		—		546		1,760
Loss on early extinguishment of debt	499		1,299		231		—
Visa-related litigation	881		—		—		—
Related income taxes	(800)		(314)		(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	10,857	0.15	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,853		1,907		2,136		2,001
Related income taxes	(377)		(591)		(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$12,333	$0.17	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	72,875,062		73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$13,917,386		$14,022,518		$14,093,079		$14,148,054
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible assets	13,238,535		13,341,992		13,410,495		13,463,428

Shareholders’ equity	1,556,766		1,519,488		1,546,392		1,551,769
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible equity	877,915		838,962		863,808		867,143

Return on Average Assets
GAAP earnings	0.26%		0.73%		0.51%		0.59%
Operating earnings	0.31		0.75		0.57		0.65
Cash operating earnings on average tangible assets	0.37		0.83		0.64		0.72

Return on Average Equity
GAAP earnings	2.29		6.75		4.65		5.36
Operating earnings	2.77		6.93		5.17		5.91
Cash operating earnings on average tangible equity	5.57		13.17		9.92		11.19

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2007		2006

		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$73,276	$0.99	$112,866	$1.49
Non-Operating Items
(Gain) loss on securities	4,623		(4,037)
Gain on disposition of assets and liabilities	—		(2,498)
Goodwill impairment	—		—
Loss on sale of indirect auto loans previously HFI	—		3,477
Employment contract buyouts and severance	2,306		5,588
Loss on early extinguishment of debt	2,029		821
Visa-related litigation	881		—
Related income taxes	(3,187)		(1,116)

Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items)	79,928	1.08	115,101	1.52
Amortization of intangibles	7,897		8,775
Related income taxes	(2,359)		(2,474)

Cash Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items and Amortization of Intangibles)	$85,466	$1.15	$121,402	$1.61

Average Common Shares Outstanding, Diluted	74,085,440		75,542,848

Select Balance Sheet (Averages)
Total assets	$14,044,565		$14,202,649
Intangible assets	(681,628)		(689,116)

Tangible assets	13,362,937		13,513,533

Shareholders’ equity	1,543,552		1,506,195
Intangible assets	(681,628)		(689,116)

Tangible equity	861,924		817,079

Return on Average Assets
GAAP (loss) earnings	0.52%		0.79%
Operating (loss) earnings	0.57		0.81
Cash operating (loss) earnings on average tangible assets	0.64		0.90

Return on Average Equity
GAAP (loss) earnings	4.75		7.49
Operating (loss) earnings	5.18		7.64
Cash operating (loss) earnings on average tangible equity	9.92		14.86

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$100,205	$92,706
Tax-equivalent adjustment	1,335	1,450

Net interest income (tax-equivalent)	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$32,190	$30,916
Adjustments for non-operating items:
Gain on securities	(1,876)	(396)
Gain on Visa IPO share redemption	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$30,314	$28,616

Total noninterest expenses, as reported (GAAP)	$87,620	$268,179
Adjustments for non-operating items:
Goodwill impairment	—	(188,431)
Employment contract buyouts and severance	(2,299)	—
Branch acquisition and conversion costs	(731)	—
Gain (loss) on early extinguishment of debt	83	(547)
Visa-related litigation	—	863

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	84,673	80,064
Less: amortization of intangibles	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,084	$78,406

Total Revenue (1)
GAAP	$132,395	$123,622
Operating (2)	131,854	122,772

Noninterest Income as a % Total Revenue (3)
GAAP	24.31%	25.01
Operating (2)	22.99	23.31

Efficiency Ratios (4)
GAAP	66.18	216.93
Operating (2)	64.22	65.21
Cash operating (2)	63.01	63.86

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.54	7.79
Operating (2)	2.46	2.33
Cash operating (2)	2.41	2.28

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,948	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,512	1,538	1,555	1,641

Net interest income (tax-equivalent)	$96,460	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,741	$29,917	$27,683	$26,970
Adjustments for non-operating items:
(Gain) loss on securities	1,288	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,029	$29,630	$29,920	$28,355

Total noninterest expenses, as reported (GAAP)	$80,481	$78,739	$80,151	$81,477
Adjustments for non-operating items:
Employment contract buyouts and severance	—	—	(546)	(1,760)
Loss on early extinguishment of debt	(499)	(1,299)	(231)	—
Visa-related litigation	(881)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,101	77,440	79,374	79,717
Less: amortization of intangibles	(1,853)	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$77,248	$75,533	$77,238	$77,716

Total Revenue (1)
GAAP	$123,689	$126,691	$124,204	$121,508
Operating (2)	126,489	127,942	127,996	124,534

Noninterest Income as a % of Total Revenue (3)
GAAP	23.24%	23.61%	22.29%	22.20%
Operating (2)	23.74	23.16	23.38	22.77

Efficiency Ratios (4)
GAAP	65.07	62.15	64.53	67.05
Operating (2)	62.54	60.53	62.01	64.01
Cash operating (2)	61.07	59.04	60.34	62.41

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.29	2.23	2.28	2.34
Operating (2)	2.25	2.19	2.26	2.29
Cash operating (2)	2.20	2.14	2.20	2.23

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2007	2006	2005	2004	2003

Select Financial Data Used in Ratios Calculated Below
Net interest income	$382,781	$401,371	$409,056	$335,841	$250,890
Tax-equivalent adjustment	6,246	6,903	6,054	4,356	2,681

Net interest income (tax-equivalent)	389,027	408,274	415,110	340,197	253,571
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$389,027	$408,274	$425,470	$367,757	$273,057

Net interest margin (tax-equivalent)	3.10%	3.22%	3.12%	3.06%	3.01%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.10	3.22	3.20	3.31	3.24

Total noninterest income, as reported (GAAP)	$113,311	$117,905	$43,850	$115,243	$92,841
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	—	13,278	(2,550)	14,237
(Gain) loss on securities	4,623	(4,037)	52,139	(11,721)	(16,456)
Impairment of perpetual preferred stock	—	—	—	10,367	—
Gain on disposition of assets and liabilities	—	(2,498)	—	(2,350)	(601)
Loss on sale of indirect auto loans previously HFI	—	3,477	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	117,934	114,847	109,267	108,989	90,021
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$117,934	$114,847	$98,907	$81,429	$70,535

Total noninterest expenses, as reported (GAAP)	$320,848	$325,939	$316,693	$240,610	$199,272
Adjustments for non-operating items:
Employment contract buyouts and severance	(2,306)	(5,588)	(10,327)	(1,080)	(512)
Merger-related costs	—	—	(4,009)	(7,866)	(5,127)
Impairment recovery (loss) from write-down of assets	—	—	(917)	277	(268)
Conservation grant of land	—	—	—	(3,350)	—
Loss on early extinguishment of debt	(2,029)	(821)	(7,101)	(1,429)	(2,699)
Visa-related litigation	(881)	—	—	—	—
Charitable contribution to foundation	—	—	(683)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	315,632	319,530	293,656	227,162	190,666
Less: amortization of intangibles	(7,897)	(8,775)	(8,637)	(6,043)	(3,433)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$307,735	$310,755	$285,019	$221,119	$187,233

Total Revenue (1)
GAAP	$496,092	$519,276	$452,906	$451,084	$343,731
Operating (2)	506,961	523,121	524,377	449,186	343,592

Noninterest Income as a % of Total Revenue (3)
GAAP	22.84%	22.71%	9.68%	25.55%	27.01%
Operating (2)	23.26	21.95	20.84	24.26	26.20
Operating, excluding net cash settlement of certain interest rate swaps (4)	23.26	21.95	18.86	18.13	20.53

Efficiency Ratios (5)
GAAP	64.68	62.77	69.92	53.34	57.97
Operating (2)	62.26	61.08	56.00	50.57	55.49
Cash operating (2)	60.70	59.40	54.35	49.23	54.49

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.